UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 11, 2003
                           FIRST COLONIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

          Pennsylvania                  0-11526             23- 2228154
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   (State or other jurisdiction of    (Commission       (I.R.S. Employer
incorporation or organization)        File Number)      Identification Number)

                                76 S. Main Street
                               Nazareth, PA 18064
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 610-746-7300
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Item 9.  Regulation FD Disclosure


On June 11, 2003, First Colonial Group, Inc. announced the filing of regulatory applications for proposed merger of Keystone Savings Bank and Nazareth National Bank and Trust Company and the filing of a registration statement with the Securities and Exchange Commission with respect to an offering of common stock in connection with the Keystone's previously announced intent to conduct a mutual-to-stock conversion. A copy of this announcement is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Colonial Group, Inc.



                                           By: /s/ Reid L. Heeren
                                               --------------------------------
                                               Vice President

Date: June 11, 2003




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